UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

 Date of Report (Date of earliest event reported): October 3, 2005
                                                  (January 19, 2005)

                        Commission file number: 0-22773

                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

                     NEVADA                               95-4627685
        (State or other Jurisdiction of             (I.R.S. Employer NO.)
         Incorporation or Organization)


             23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
              (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
          (Issuer's telephone/facsimile numbers, including area code)

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Item 1.01.  Entry into a Material Definitive Agreement.

On January 19, 2005, NetSol Technologies, Inc., a Nevada corporation (the "Company") entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales ("CQ") (the "Share Purchase Agreement"). Prior to the execution of the Share Purchase Agreement, there was no relationship between the Company and any of the parties to the Share Purchase Agreement. On March 1, 2005, the Company filed an amended current report on form 8-K including the financial statements of CQ and certain pro forma financial statements. We are amending this current report to include a modified report by the auditors of CQ Systems Ltd for the periods ending March 31, 2004.

Exhibits

Listed below are the financial statements, pro forma financial information filed as a part of this report.

(a)   Financial Statements of the Business Acquired.

(1)   CQ Systems Ltd. Financial Statements for the year ended March 31, 2004*

(2)   CQ Systems Ltd. Financial Statements for the period ending December 31,
      2004*

(b)   Pro Forma Financial Information. *

(1) NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements June 30, 2004 (Unaudited)

(2) NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements June 30, 2003 (Unaudited)

(3) NetSol Technologies, Inc. and Subsidiaries Pro Forma Financial Statements for the quarter and six months ended December 31, 2004 (Unaudited)

(c)   Exhibits

2.1 Share Purchase Agreement dated as of January 19, 2005 by and between the Company and the shareholders of CQ Systems Ltd.*

*   Previously filed

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    October 4, 2005                                /s/ Naeem Ghauri
                                                        ------------------------
                                                        NAEEM GHAURI
                                                        Chief Executive Officer


Date:    October 4, 2005                                /s/  Tina Gilger
                                                        ------------------------
                                                        TINA GILGER
                                                        Chief Financial Officer

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                                  Exhibit A(1)

                     AMENDMENT INDEPENDENT AUDITOR'S REPORT







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                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
NetSol Technologies, Inc. and Subsidiaries
Calabasas, California

We have audited the consolidated balance sheets of CQ Systems Limited, a United Kingdom corporation, as of March 31, 2004 and 2003, and the related statements of operations, and cash flows for the years ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of CQ Systems Limited as of March 31, 2004 and 2003, and the results of its consolidated operations and its cash flows for the years ended March 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America. The details were extracted from the financial statements prepared under United Kingdom GAAP. The financial statements prepared under United Kingdom GAAP were audited by ourselves with an unqualified Audit Report issued.

/s/ CMB Partnership
CMB Partnership

Surrey, United Kingdom
24 January 2005


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